U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2005

ENERGYTEC, INC.

(Exact name of registrant as specified in its charter)

(Commission File No. 000-50072)

Nevada (State or other jurisdiction of incorporation or organization)	75-2835634 (IRS Employer Identification No.)

14785 Preston Road, Suite 550, Dallas, Texas 75254

(Address of principal executive offices)

(972) 789-5136

(Registrant’s telephone number)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 7, 2005, Energytec, Inc. issued a press release entitled “Enertytec Board Declares 7% Stock Dividend; Company Intends to Seek Listing on American Stock Exchange,” reporting the declaration of a 7% stock dividend payable October 31, 2005, to stockholders of record as of October 21, 2005. Cash will be paid in lieu of fractional shares and holders of fewer than 200 shares. The press release also announced the decision of the Board to seek listing of Energytec’s common stock on the American Stock Exchange as soon as practicable after the SEC regulatory review of Energytec’s previously submitted Form 10 is completed, the timing of which we cannot predict at this time. A copy of the press release is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

Exhibits

Attached to this report as Exhibit 99.1 is the release entitled “Enertytec Board Declares 7% Stock Dividend; Company Intends to Seek Listing on American Stock Exchange,” dated October 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGYTEC, INC.

Date:	October 7, 2005	By:	/s/ Frank W Cole
Frank W Cole, President

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